THE ADVISORS' INNER CIRCLE FUND

                          Japan Smaller Companies Fund

      Supplement dated May 3, 2004 to the Prospectus dated March 1, 2004


This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

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Effective May 31, 2004, the Japan Smaller Companies Fund (the "Fund") will be closed to new investors due to concerns that an increase in the size of the Fund may adversely affect the implementation of the Fund's investment strategy. Existing shareholders of the Fund may continue to make additional investments in the Fund, and reinvest dividends and capital gains distributions.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE